UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2015

IMS Health Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36381	27-1335689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of Principal Executive Offices, including Zip Code)

(203) 448-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 30, 2015, IMS Health Incorporated (the “Company”), a wholly-owned subsidiary of IMS Health Holdings, Inc., completed the issuance and sale of €275 million of the Company’s 4.125% Senior Notes due 2023 (the “Notes”). The Notes were issued pursuant to an Indenture dated March 30, 2015 (the “Indenture”) among the Company, certain subsidiaries of the Company as guarantors (the “Guarantors”), Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as paying agent and Deutsche Bank Luxembourg S.A., as registrar and transfer agent.

The Notes, which are unsecured obligations of the Company, will mature on April 1, 2023 and will bear interest at the rate of 4.125% per year, with interest payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2015. The Company may redeem the Notes prior to their final stated maturity, subject to a customary make-whole premium at any time prior to April 1, 2018 (subject to a customary “equity claw” redemption right) and thereafter subject to annually declining redemption premiums at any time prior to April 1, 2020.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 1, 2015, the Company completed the previously announced acquisition of certain customer relationship management and strategic data businesses of Cegedim, SA (the “Cegedim Acquisition”) pursuant to the Master Acquisition Agreement, dated October 17, 2014, between the Company and Cegedim, SA, a copy of which was previously filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2014. A purchase price of €385 million in cash was paid to Cegedim, SA as consideration for the Cegedim Acquisition.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Financial statements required to be filed by this Item will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Financial statements required to be filed by this Item will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Holdings, Inc.

By:	/s/ Ronald E. Bruehlman
Name:	Ronald E. Bruehlman
Title:	Senior Vice President and Chief Financial Officer

Date: April 1, 2015